Investor Presentation Exhibit 99.1

Information For Investors And Shareholders
This presentation contains forward-looking statements concerning Valley’s future business outlook, financial condition and operating results.  Generally, the words "will," "may," "should," "continue," "believes,"
"expects," "anticipates" or similar expressions identify forward-looking statements.  Readers are advised not to place undue reliance on these forward looking statements as they are influenced by certain risk factors and unpredictable events.
The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions.  These statements may be identified by such forward-looking terminology as “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,”
“reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms.  Such forward-
looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to those factors disclosed in
Valley’s Current Report on Form 8-K furnished to the SEC on January 21, 2010, Quarterly Report on Form 10-Q
for the quarter ended September 30, 2009 and our Annual Report on Form 10-K for the year ended December
31, 2008.
Valley disclaims any obligation to update or revise forward-looking statements for any reason.

Valley National Bank Today
About Valley
• Regional Bank Holding Company
• Over $14.3 Billion in Assets
• Headquartered in Wayne, New
Jersey
• 38 Largest United States
Chartered Commercial Bank
–
Largest Commercial Bank
Headquartered in New Jersey
• Operates 198 Branches in 135
Communities Serving 14 counties
throughout Northern and Central
New Jersey, Manhattan, Brooklyn
and Queens
• Traded on the NYSE (VLY)
Unique Attributes
• Consistent Shareholder Returns
• Focus on Credit Quality
• Proactive Balance Sheet
Management
• Conservative Strategies
• Affluent and Heavily Populated
Footprint
• Strong Customer Service
• Large Bank that Operates and
Feels Like a Small Closely Held
Company
• Experienced Senior and Executive
Management
th

Shareholder Composition
• Large percentage of retail
ownership
–
Long term investment approach
–
Focus on cash and stock dividends
• Large insider ownership, family
members, retired employees and
retired directors
• Market Cap of $2.1 Billion
• Approximately 200 institutional
holders
0%
20%
40%
60%
80%
100%
4Q 2009
Insider Ownership
Institutional Ownership
Retail Ownership
Source: Bloomberg as of 1/29/10

Sussex
Passaic
Bergen
Warren
Morris
Essex
Union
Somerset
Middlesex
Monmouth

Valley National Bank

Footprint & Demographics
Valley’s Emerging NJ Market
Valley’s Core NJ Market
Branches Under Construction
Current Branches
Valley’s Core New Jersey Market
• Total Market Deposits - $87.7 billion
• Market Average Deposits per Branch $76.0 million
• Valley Branches – 134
• Valley’s Market Share – 6.63%
Valley’s Emerging New Jersey Market
• Total Market Deposits - $57.1 billion
• Market Average Deposits per Branch $68.2 million
• Existing Valley Branches – 38
• Branches Under Construction – 3
• Valley’s Market Share – 1.59%
Headquarters
$245 billion $73,077 8.8 million NJ Total
$74 billion $61,436 2.9 million Balance of NJ Marketplace
$171 billion $78,074 5.9 million Valley’s NJ Marketplace
Total Market
Deposits
Median HH
Income
Population Region
Valley’s NJ Marketplace
Source: SNL Financial Inc. as of 06/2009

Footprint & Demographics
Valley’s Emerging Manhattan Market
• Total Market Deposits - $418.3 billion
• Market Average Deposits per Branch $621.6 million
• Existing Valley Branches – 14
• Valley’s Market Share – 0.28%
Valley’s Emerging Queens Market
• Total Market Deposits - $41.3 billion
• Market Average Deposits per Branch $96.3 million
• Existing Valley Branches – 5
• Valley’s Market Share – 0.17%
Valley’s Emerging Brooklyn/Kings Market
• Total Market Deposits - $34.1 billion
• Market Average Deposits per Branch $99.6 million
• Existing Valley Branches – 7
• Branches Under Construction - 2
• Valley’s Market Share – 0.58%
$288 billion $52,640 13.0 million Balance of NY Marketplace
$781 billion $52,893 19.5 million NY Total
$493 billion $57,864 6.5 million Valley’s NY Marketplace
Total Market
Deposits
Median HH
Income
Population Region
Valley’s Emerging NYC Markets
Branches Under Construction
Current Branches
Source: SNL Financial Inc. as of 06/2009
Valley’s NY Marketplace

Valley’s 4Q 2009 Highlights
Credit Quality
Total 30+ day delinquencies were 1.61% of entire loan portfolio
Out of approximately 22,000 residential mortgages and home equity loans, on average, only 220 loans were past due 30 days or more
Net charge-offs were only $13.6 million or 0.58% of average total loans on an annualized basis
Total non-performing loans were only 0.98% of total loans
Net Income
4Q net income available to common shareholders was $28.6 million
$3.5 million in accrued preferred stock dividends and accretion ($0.02 Diluted EPS)
$2.3 million non-cash charge on change in fair value of Valley’s junior subordinated debt
($0.01 Diluted EPS)
Capital
Completed our registered direct offering of 5 million shares for net proceeds totaling $63.7 million.
Exited TARP by repurchased the remaining $100 million ($300 million total) of our TARP preferred stock.
No final decision has been made as to the repurchase of the outstanding warrant held by the U.S. Treasury (2.4 million common shares at $18.66 per share)
Continued strong capital ratios
Tangible Common Equity to Risk-Weighted Assets of 8.71%

Asset and Loan Composition
Loans 65%
Securities 21%
Cash 5%
Other Assets*
7%
Intangible
Assets 2%
Total Assets = $14.3 Billion
As of 12/31/09
Commercial
Real Estate
37%
Residential
Mortgages
21%
Commercial
Loans 19%
Construction
Loans 5%
Auto Loans
11%
Other
Consumer
7%
Total Loans = $9.4 Billion
*Other Assets includes bank owned branch locations carried at a cost estimated to be less than the current market value.

Strong Asset Cash Flow Repricing Earning Assets 40% 60% 42% 58% 44% 56% 49% 52% 46% 54% 0% 20% 40% 60% 80% 100% 2005 2006 2007 2008 2009 Repricing Within 1 Year Repricing After 1 Year

Total Commercial Real Estate - $3.4 Billion
As of 12/31/09
46% 1% 24 Other
2%
3%
6%
6%
11%
11%
13%
22%
25%
% of
Total
58%
52%
49%
61%
46%
49%
54%
53%
50%
Average
LTV
362 Mixed Use
370 Apartments
430 Office
743 Industrial
848 Retail
70 Land Loans
90 Residential
207 Specialty
233 Healthcare
$ Amount
(Millions)
Primary Property
Type
Diversified Commercial Real Estate Portfolio
25%
22%
13%
11%
11%
6%
6%
3%
2%
1%
-Average LTV based on current balances and original appraised value
-The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
-The chart above does not include $400 million in Construction loans.

27%
22%
18%
12%
6%
5%
4%
4%
2%
Total Retail Property Types - $848 Million
43% 4% Entertainment Facilities
52% 5% Food Establishments
2%
4%
6%
12%
18%
22%
27%
% of
Total
53%
51%
30%
50%
56%
51%
50%
Average
LTV
Auto Dealership
Multi-Tenanted - No Anchor
Single Tenant
Multi-Tenanted - Anchor
Retail Property Type
Auto Servicing
Private Education Facilities
Private & Public Clubs
As of 12/31/09
Retail Composition of Commercial Real Estate
-Average LTV based on current balances and original appraised value
-The chart above does not include construction loans.

As of 12/31/09
15%
8%
4%
3%
2%
2% 1% 1%
51%
Construction Loan Composition
Total Construction Loans - $400 Million
1% 5 Industrial
1% 6 Specialty
2% 7 Healthcare
2% 10 Apartments
3% 12 Other
4% 17 Office
8% 30 Retail
13% 52 Land Loans
15% 59 Mixed Use
51% 202 Residential
% of
Total
$ Amount
(Millions)
Primary Property Type
-Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s
SEC and bank regulatory reports.

30 Day + Delinquency Rate (%)
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009

Valley National Bank

0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Commercial Loans Construction Residential Mortgage Commercial Real Estate Home Equity Automobile 30 Day + Delinquency Trend % of loan category

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009

Valley National Bank

Loan Quality  1992 - 2009
Source – FDIC
Recession
Total Loan Portfolio
Non-Current Loans: Loans and leases 90 days or more past due plus loans in non accrual status, as a percent of gross loans and leases.`
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
Valley's Non-Current Loans to Total Loans FDIC Insured Banks Non-Current Loans to Total Loans
Valley Net Charge-offs to Average Loans FDIC Insured BanksNet Charge-offs to Average Loans

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009

Valley National Bank

Loan Quality  1992 - 2009
Recession
Residential Mortgages
Valley’s elevated levels between 1993 and 1997 are mainly attributable to acquisitions.
Source – FDIC
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
Valley's Non-Current Loans to Total Loans FDIC Insured Banks Non-Current Loans to Total Loans
Valley Net Charge-offs to Average Loans FDIC Insured BanksNet Charge-offs to Average Loans

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009

Valley National Bank

Loan Quality  1992 - 2009
Valley’s elevated levels between 1993 and 1997 are mainly attributable to acquisitions.
Source – FDIC
Recession
Home Equity
-0.50%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Valley's Non-Current Loans to Total Loans FDIC Insured Banks Non-Current Loans to Total Loans
Valley Net Charge-offs to Average Loans FDIC Insured BanksNet Charge-offs to Average Loans

0.12%
0.32%
0.40%
1.01%
0.00%
0.14%
0.00%
0.46%
0.24%
0.57%
0.02%
0.08%
0.01%
0.18%
0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20%
Net Charge-offs to Average Loans (%)
Total Loans
Consumer
Home Equity
Construction &
Development
Commercial Loans
Commercial Real
Estate
1-4 Family
Peer Group
0.40%
1.24%
1.16%
2.11%
0.03%
0.96%
0.00%
2.93%
0.55%
1.83%
0.01%
0.40%
0.10%
0.90%
0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50%
Net Charge-offs to Average Loans (%)
Total Loans
Consumer
Home Equity
Construction &
Development
Commercial Loans
Commercial Real
Estate
1-4 Family
Valley
Net Charge-offs to Average Loans
Source - SNL Financial As of 01/28/10
Peer group consists of banks with total assets between $3 billion and $50 billion.
2003 - 2008
2009 YTD

Investment Portfolio
Investment Portfolio
Corporate Debt
Private Label MBS
Other
State, County & Municipals
US Treasury
Trust Preferred
GSE MBS (FNMA/FHLMC)
GSE MBS (GNMA)
Investment Types
$3.1 Billion $3.0 Billion
18% 3%
5% 4%
7% 5%
7% 8%
0% 9%
12% 13%
49% 28%
3% 30%
2007 2009
As of 12/31/09 and 12/31/07

Securities by Investment Grade
•
AAA Rated 71%
•
AA Rated 6%
•
A Rated 7%
•
BBB Rated 5%
•
Non Investment Grade 3%
•
Not Rated 8%
As of 12/31/09
AAA Rated
Not Rated
Non-investment
grade
A Rated
AA Rated
BBB Rated

Deposits and Borrowings Composition
Total Deposits
73%
Other
Liabilities 2%
Short-term
Borrowings 2%
Long-term
Borrowings
23%
Total Liabilities = $13.0 Billion
As of 12/31/09
Savings
43%
Non-
Interest
Bearing
25%
Time
Deposits
32%
Total Deposits = $9.5 Billion

Equity Composition / Ratios*
Tangible
Common
Equity 71%
Other Equity
1%
Trust Preferred
13%
Sub-debt 7%
LL Reserve 8%
Total Tier II Equity = $1.3 Billion
As of 12/31/09
$6.09
$8.19
8.14%
12.54%
10.64%
8.71%
6.68%
As Reported
Tangible Book Value
Book Value
Leverage
Tier II
Tier I
Tangible Common Equity /
Risk-Weighted Assets
Tangible Common Equity /
Tangible Assets
Capital Ratios
As Reported
Unrealized gain on facilities owned of approximately $200 million over book, not incorporated in capital ratios reflected above.
*Non-GAAP reconciliations available on slide 25.

Shareholder Returns
(1)  All per share amounts have been adjusted retroactively for stock splits and stock dividends during the periods presented.
(2) Net income includes other-than-temporary impairment charges on investment securities totaling $4.0 million,
$49.9 million, $10.4 million and $3.0 million, net of tax benefit, for 2009, 2008, 2007, and 2006, respectively.
Historical Financial Data (1) (Dollars in millions, except for share data)
2009 14,284 $   116.1 $   0.67 $           0.81% 8.64% 0.76 $               5/09 - 5% Stock Dividend
2008 14,718 93.6 0.67 0.69 8.74 0.76 5/08 - 5% Stock Dividend
2007 12,749 153.2 1.15 1.25 16.43 0.76 5/07 - 5% Stock Dividend
2006 12,395 163.7 1.21 1.33 17.24 0.74 5/06 - 5% Stock Dividend
2005 12,436 163.4 1.23 1.39 19.17 0.72 5/05 - 5% Stock Dividend
2004 10,763 154.4 1.22 1.51 22.77 0.70 5/04 - 5% Stock Dividend
2003 9,873 153.4 1.21 1.63 24.21 0.66 5/03 - 5% Stock Dividend
2002 9,148 154.6 1.17 1.78 23.59 0.63 5/02 - 5:4 Stock Split
2001 8,590 135.2 0.99 1.68 19.70 0.59 5/01 - 5% Stock Dividend
2000 6,426 106.8 0.95 1.72 20.28 0.56 5/00 - 5% Stock Dividend
1999 6,360 106.3 0.89 1.75 18.35 0.53 5/99 - 5% Stock Dividend
1998 5,541 97.3 0.86 1.82 18.47 0.48 5/98 - 5:4 Stock Split
1997 5,091 85.0 0.78 1.67 18.88 0.41 5/97 - 5% Stock Dividend
1996 4,687 67.5 0.69 1.47 17.23 0.37 5/96 - 5% Stock Dividend
1995 4,586 62.6 0.63 1.40 16.60 0.35 5/95 - 5% Stock Dividend
1994 3,744 59.0 0.70 1.60 20.03 0.34 5/94 - 10% Stock Dividend
1993 3,605 56.4 0.68 1.62 21.42 0.27 4/93 - 5:4 Stock Split
1992 3,357 43.4 0.53 1.36 19.17 0.24 4/92 - 3:2 Stock Split
1991 3,055 31.7 0.39 1.29 15.40 0.23
1990 2,149 28.6 0.35 1.44 14.54 0.23
1989 1,975 36.0 0.44 1.92 19.93 0.22
Year End Total Assets
Net Income
(2) Common Stock Splits and Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share

$- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 Dividend Per Common Share Dividend Growth Per Share

For More Information
– Log onto our web site:   www.valleynationalbank.com
– E-mail requests to:   dgrenz@valleynationalbank.com
– Call Shareholder Relations at: (973) 305-3380
– Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
– Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

Non-GAAP disclosure reconciliations
($ in Thousands)
8.71% TCE / RWA
6.68% TCE / TA
Ratios
932,125 Total Tangible Shareholders’ Equity
(320,729)
Less: Goodwill & Other Intangible
Assets
$1,252,854 Total Equity
$10,702,224 Risk Weighted Assets
13,963,424 Total Tangible Assets
(320,729)
Less: Goodwill & Other Intangible
Assets
$14,284,153 Total Assets
As Reported
*All data as of 12/31/09
$6.09 Tangible Book Value
$932,125 Tangible Shareholder’s Equity
(320,729)
Less: Goodwill and Other Intangible
Assets
- Less: Preferred Stock
$1,252,854 Shareholders’ Equity
152,987,903 Common Shares Outstanding
As Reported